Exhibit 99.1

ALASKA AIR GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited) (In Millions Except Per Share Amounts)

	Three Months Ended		Year Ended
	December 31		December 31
	2002	2003	2002	2003
Operating Revenues:
Passenger	$485.7	$564.8	$2,037.7	$2,243.0
Freight and mail	17.7	18.7	77.1	82.3
Other — net	24.3	29.8	109.3	119.5

Total Operating Revenues	527.7	613.3	2,224.1	2,444.8

Operating Expenses:
Wages and benefits	219.3	240.4	858.1	937.9
Employee profit sharing	—	3.7	—	3.7
Contracted services	23.7	25.6	93.0	100.1
Aircraft fuel	79.4	91.9	302.0	356.9
Aircraft maintenance	48.9	43.6	170.2	183.8
Aircraft rent	48.8	48.8	190.4	194.9
Food and beverage service	16.3	14.4	66.2	61.0
Other selling expenses and commissions	32.6	34.1	159.9	133.2
Depreciation and amortization	31.8	34.8	132.5	133.0
Loss on sale of assets	0.9	2.0	0.1	2.2
Landing fees and other rentals	36.4	44.3	140.3	164.9
Other	49.4	45.0	200.3	184.3

Total Operating Expenses	587.5	628.6	2,313.0	2,455.9

Operating Loss	(59.8)	(15.3)	(88.9)	(11.1)

Nonoperating Income (Expense):
Interest income	5.1	4.5	21.2	12.8
Interest expense	(11.5)	(12.4)	(46.3)	(47.8)
Interest capitalized	1.2	0.4	2.7	2.3
U.S. government compensation	—	—	0.5	71.4
Other — net	0.1	(1.3)	9.0	1.4

	(5.1)	(8.8)	(12.9)	40.1

Income (loss) before income tax and accounting change	(64.9)	(24.1)	(101.8)	29.0
Income tax expense (benefit)	(21.8)	(8.0)	(34.6)	15.5

Income (loss) before accounting change	(43.1)	(16.1)	(67.2)	13.5
Cumulative effect of accounting change	—	—	(51.4)	-

Net Income (Loss)	($43.1)	($16.1)	($118.6)	$13.5

Basic and Diluted Earnings (Loss) Per Share:
Earnings (loss) before accounting change	$(1.62)	$(0.60)	$(2.53)	$0.51
Cumulative effect of accounting change	—	—	(1.94)	-

Earnings (Loss) Per Share	$(1.62)	$(0.60)	$(4.47)	$0.51

Shares used for computation:
Basic	26.556	26.728	26.546	26.648
Diluted	26.556	26.728	26.546	26.730

Note 1:
Diluted shares excludes the shares of common stock issuable upon conversion of the convertible notes issued on March 21, 2003. Although we previously reported our expectation that the notes would become convertible in the fourth quarter of 2003, the actual closing prices of Alaska Air Group common stock during the quarter did not trigger the convertibility feature.

Note 2:
Operating loss for the three months and year ended December 31, 2003 includes adjustments to increase operating expenses by $2.8 million (pretax) and $3.1 million (pretax), respectively, related to prior years. Operating loss for the three months ended December 31, 2003 also includes adjustments to increase operating expenses by $1.8 million (pretax) and increase operating revenues by $6.3 million (pretax), both related to previous quarters in 2003. In addition, interest income for the 2003 year includes an adjustment recorded in the first quarter that reduced interest income by $2.8 million (pretax) related to the previous year. Management does not believe that these amounts are material to the periods affected.

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEET (unaudited)

	December 31	December 31
(In Millions)	2002	2003
Cash and marketable securities	$636	$812

Total current assets	954	1,148
Property and equipment-net	1,802	1,949
Other assets	125	162

Total assets	$2,881	$3,259

Current liabilities	778	1,017
Long-term debt and capital lease obligations	857	907
Other liabilities and credits	590	661
Shareholders’ equity	656	674

Total liabilities and shareholders’ equity	$2,881	$3,259

Note: Certain reclassifications have been made to the December 31, 2002 balance sheet to conform to the December 31, 2003 presentation.

Alaska Airlines Financial and Statistical Data (unaudited)

	Three Months Ended December 31				Year Ended December 31
			%					%
Financial Data (in millions):	2002	2003	Change		2002	2003		Change
Operating Revenues:
Passenger	$392.2	$460.3	17.4%		$1,667.7	$1,840.4		10.4%
Freight and mail	16.5	17.5	6.1%		72.1	77.3		7.2%
Other — net	21.1	26.7	26.5%		93.3	109.7		17.6%

Total Operating Revenues	429.8	504.5	17.4%		1,833.1	2,027.4		10.6%

Operating Expenses:
Wages and benefits	179.4	199.9	11.4%		703.4	778.6		10.7%
Employee profit sharing	—	2.9	NM		—	2.9		NM
Contracted services	20.3	20.7	2.0%		80.1	81.6		1.9%
Aircraft fuel	67.2	79.1	17.7%		257.3	306.7		19.2%
Aircraft maintenance	41.9	35.7	-14.8%		145.2	153.4		5.6%
Aircraft rent	32.4	31.1	-4.0%		128.2	123.9		-3.4%
Food and beverage service	15.6	13.9	-10.9%		63.5	58.7		-7.6%
Other selling expenses and commissions	31.8	39.0	22.6%		154.6	148.0		-4.3%
Depreciation and amortization	28.3	31.7	12.0%		114.0	119.5		4.8%
Loss on sale of assets	1.0	2.1	NM		1.7	3.4		NM
Landing fees and other rentals	28.3	34.3	21.2%		110.5	127.8		15.7%
Other	37.5	34.0	-9.3%		148.8	136.9		-8.0%

Total Operating Expenses	483.7	524.4	8.4%		1,907.3	2,041.4		7.0%

Operating Loss	(53.9)	(19.9)	NM		(74.2)	(14.0)		NM

Interest income	5.7	4.9			23.2	15.2
Interest expense	(11.6)	(11.3)			(46.6)	(45.2)
Interest capitalized	1.0	0.2			2.1	1.5
U.S. government compensation	—	—			0.3	52.8
Other — net	0.2	(1.2)			7.9	1.5

	(4.7)	(7.4)			(13.1)	25.8

Income (Loss) Before Income Tax and Accounting Change	$(58.6)	$(27.3)	NM		$(87.3)	$11.8		NM

Operating Statistics:
Revenue passengers (000)	3,367	3,712	10.2%		14,154	15,047		6.3%
RPMs (000,000)	3,164	3,608	14.0%		13,186	14,554		10.4%
ASMs (000,000)	4,758	5,194	9.2%		19,360	20,804		7.5%
Passenger load factor	66.5%	69.5%	3.0	pts	68.1%	70.0%		1.9	pts
Breakeven load factor	78.4%	74.4%	-4.0	pts	73.1%	72.3%		-0.8	pts
Yield per passenger mile	12.40 ¢	12.76 ¢	2.9%		12.65 ¢	12.65	¢	0.0%
Operating revenue per ASM	9.03 ¢	9.71 ¢	7.5%		9.47 ¢	9.74	¢	2.9%
Operating expenses per ASM (a)	10.17 ¢	10.10 ¢	-0.7%		9.85 ¢	9.81	¢	-0.4%
Operating expenses per ASM excluding fuel (a)	8.75 ¢	8.57 ¢	-2.1%		8.52 ¢	8.34	¢	-2.1%
Fuel cost per gallon	84.7 ¢	94.8 ¢	11.9%		79.6 ¢	90.9	¢	14.2%
Fuel gallons (000,000)	79.3	83.4	5.2%		323.3	337.3		4.3%
Average number of employees	10,065	9,921	-1.4%		10,142	10,040		-1.0%
Aircraft utilization (blk hrs/day)	10.3	10.3	0.0%		10.6	10.5		-0.9%
Operating fleet at period-end	102	109	6.9%		102	109		6.9%

NM = Not Meaningful

(a) See Note A on Page 5

Note 1:
Certain reclassifications have been made to the December 31, 2002 statements of operations to conform to the December 31, 2003 presentation.

Note 2:
Operating loss for the three months and year ended December 31, 2003 includes adjustments to increase operating expenses by $2.4 million (pretax) and $3.1 million (pretax), respectively, related to prior years. Operating loss for the three months ended December 31, 2003 also includes adjustments to increase operating expenses by $1.8 million (pretax) and increase operating revenues by $6.3 million (pretax), both related to previous quarters in 2003. In addition, interest income for the 2003 year includes an adjustment recorded in the first quarter that reduced interest income by $2.8 million (pretax) related to the previous year. Management does not believe that these amounts are material to the periods affected.

Horizon Air Financial and Statistical Data (unaudited)

	Three Months Ended December 31				Year Ended December 31
			%					%
Financial Data (in millions):	2002	2003	Change		2002	2003		Change
Operating Revenues:
Passenger	$99.0	$115.5	16.7%		$393.9	$442.3		12.3%
Freight and mail	1.1	1.2	9.1%		5.0	5.0		0.0%
Other — net	4.4	4.8	9.1%		20.7	16.5		-20.3%

Total Operating Revenues	104.5	121.5	16.3%		419.6	463.8		10.5%

Operating Expenses:
Wages and benefits	39.4	40.5	2.8%		152.6	159.3		4.4%
Employee profit sharing	—	0.8	NM		—	0.8		NM
Contracted services	5.4	6.6	22.2%		21.0	25.0		19.0%
Aircraft fuel	12.2	12.8	4.9%		44.7	50.2		12.3%
Aircraft maintenance	7.0	7.9	12.9%		25.1	30.4		21.1%
Aircraft rent	16.3	17.7	8.6%		62.2	71.0		14.1%
Food and beverage service	0.7	0.5	-28.6%		2.7	2.3		-14.8%
Other selling expenses and commissions	6.3	6.1	-3.2%		29.4	24.9		-15.3%
Depreciation and amortization	3.2	2.8	-12.5%		17.0	12.3		-27.6%
Gain on sale of assets	(0.1)	(0.1)	0.0%		(1.6)	(1.2)		NM
Landing fees and other rentals	8.4	10.3	22.6%		31.2	38.5		23.4%
Other	11.1	10.0	-9.9%		48.7	42.6		-12.5%

Total Operating Expenses	109.9	115.9	5.5%		433.0	456.1		5.3%

Operating Income (Loss)	(5.4)	5.6	NM		(13.4)	7.7		NM

Interest income	—	0.2			0.7	0.7
Interest expense	(0.5)	(0.5)			(2.1)	(2.4)
Interest capitalized	0.2	0.2			0.6	0.8
Government compensation	—	—			0.2	18.6
Other — net	(0.1)	(0.1)			1.2	(0.1)

	(0.4)	(0.2)			0.6	17.6

Income (Loss) Before Income Tax and Accounting Change	$(5.8)	$5.4	NM		$(12.8)	$25.3		NM

Operating Statistics:
Revenue passengers (000)	1,194	1,263	5.8%		4,815	4,934		2.5%
RPMs (000,000)	386	416	7.8%		1,514	1,640		8.3%
ASMs (000,000)	632	619	-2.1%		2,428	2,569		5.8%
Passenger load factor	61.1%	67.3%	6.2	pts	62.4%	63.9%		1.5	pts
Breakeven load factor	65.0%	64.1%	-0.9	pts	65.0%	63.1%		-1.9	pts
Yield per passenger mile	25.62 ¢	27.72 ¢	8.2%		26.02 ¢	26.96	¢	3.6%
Operating revenue per ASM	16.53 ¢	19.62 ¢	18.7%		17.29 ¢	18.06	¢	4.5%
Operating expenses per ASM (a)	17.39 ¢	18.72 ¢	7.7%		17.84 ¢	17.76	¢	-0.4%
Operating expenses per ASM excluding fuel (a)	15.46 ¢	16.64 ¢	7.6%		15.99 ¢	15.80	¢	-1.2%
Fuel cost per gallon	87.7 ¢	98.2 ¢	12.0%		82.0 ¢	93.4	¢	13.9%
Fuel gallons (000,000)	13.9	13.1	-5.8%		54.5	53.7		-1.5%
Average number of employees	3,518	3,320	-5.6%		3,476	3,361		-3.3%
Aircraft utilization (blk hrs/day)	7.5	7.5	0.0%		7.5	7.8		4.0%
Operating fleet at period-end	63	62	-1.6%		63	62		-1.6%

NM = Not Meaningful

(a) See Note A on Page 5

Note:
Certain reclassifications have been made to the December 31, 2002 statements of operations to conform to the December 31, 2003 presentation.

Note A:
Pursuant to new guidelines issued by the Securities and Exchange Commission, we are providing the following unaudited reconciliation of non-GAAP performance indicators to their comparable financial measures reported on a GAAP basis. Our disclosure of operating costs and cost per available seat mile, excluding fuel, provides us the ability to measure and monitor our performance both with and without the cost of aircraft fuel as both the cost and availability of fuel are subject to economic and political factors beyond our control. We also believe that disclosing net income (loss) and diluted earnings (loss) per share excluding the change in accounting principle and government compensation is helpful to investors in evaluating our operational performance because we believe the reimbursements received from the government and the write-off of goodwill are unusual events. The following table reconciles operating expenses excluding fuel and operating expense per ASM excluding fuel for Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

Alaska Airlines, Inc.:
($ in millions)	Three Months Ended December 31				Year Ended December 31

	2002		2003		2002		2003

Operating expenses	$483.7		$524.4		$1,907.3		$2,041.4
ASMs (000,000)	4,758		5,194		19,360		20,804
Operating expenses per ASM	10.17	¢	10.10	¢	9.85	¢	9.81	¢

Operating expenses	$483.7		$524.4		$1,907.3		$2,041.4
Less: aircraft fuel	67.2		79.1		257.3		306.7

Operating expense excluding fuel	$416.5		$445.3		$1,650.0		$1,734.7
ASMs (000,000)	4,758		5,194		19,360		20,804
Operating expense per ASM excluding fuel	8.75	¢	8.57	¢	8.52	¢	8.34	¢

Horizon Air Industries, Inc.:
($ in millions)
	2002		2003		2002		2003

Operating expenses	$109.9		$115.9		$433.0		$456.1
ASMs (000,000)	632		619		2,428		2,569
Operating expenses per ASM	17.39	¢	18.72	¢	17.84	¢	17.76	¢

Operating expenses	$109.9		$115.9		$433.0		$456.1
Less: aircraft fuel	12.2		12.8		44.7		50.2

Operating expense excluding fuel	$97.7		$103.1		$388.3		$405.9
ASMs (000,000)	632		619		2,428		2,569
Operating expense per ASM excluding fuel	15.46	¢	16.64	¢	15.99	¢	15.80	¢

The following table summarizes Alaska Air Group, Inc.’s earnings (loss) and diluted earnings (loss) per share during 2002 and 2003 excluding the change in accounting principle and government compensation and as reported in accordance with GAAP (dollars in millions). There were no such amounts in the three months ended December 31, 2002 or 2003.

	Year Ended December 31
	2002		2003
	Dollars	Loss Per Share	Dollars	Earnings Per Share
Net loss and loss per share excluding the change in accounting principle and government compensation	($67.5)	($2.54)	($30.8)	($1.15)
Change in accounting principle relating to goodwill	(51.4)	(1.94)	—	—
Government compensation, net of tax	0.3	0.01	44.3	$1.66

GAAP net income (loss) and earnings (loss) per share	($118.6)	($4.47)	$13.5	$0.51